AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED FEBRUARY 13, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2014

(AS SUPPLEMENTED THROUGH FEBRUARY 9, 2015)

AMERICAN INDEPENDENCE STOCK FUND

 (TICKER SYMBOL:  ISFSX)

This Supplement supersedes and replaces in its entirety the Supplement dated February 9, 2015.

Effective February 13, 2015, the information in this Supplement supersedes and replaces in its entirety the previously-filed supplement dated February 9, 2015, to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2014, as supplemented through December 15, 2014, and updates certain information with respect to the Class C shares of the American Independence Stock Fund (the “Fund”), a series of the Trust.

Effective February 10, 2015, please be advised that American Independence Financial Services, LLC has recommended, and the Board of Trustees of the Funds has approved, the temporary suspension of the offering of Class C shares of the Fund until further notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE